Exhibit 99.2

Exhibit 99.2

Investor Presentation

January 2015

Forward-Looking Statements; Non-GAAP
Financial Measures
This document has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes.  This presentation contains, and our responses to various questions from investors may include, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about Xenia’s plans, strategies, financial performance, the amount and timing of future cash distributions, lodging portfolio, the timing of the distribution and listing, our preliminary 2015 estimated guidance range for RevPAR Growth, Adjusted EBITDA and FFO, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,”
“estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative” and variations of these terms and similar expressions, or the negative of these terms or similar expressions.  Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain.  These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’s most recent registration statement on Form 10, as filed with the U.S. Securities and Exchange Commission (“SEC”) and other risks discussed in the Company’s filings with the SEC, that are available from the SEC.  These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements.
Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law.
This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Hotel EBITDA and FFO.  EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization.  We consider EBITDA useful to an investor regarding our results of operations, in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders.  In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions along with FFO, it is used by management in the annual budget process for compensation programs.
We further adjust EBITDA for certain additional items such as hotel property acquisitions and pursuit costs, amortization of share-based compensation, equity investment adjustments, the cumulative effect of changes in accounting principles, impairment of real estate assets, and other costs we believe do not represent recurring operations and are not indicative of the performance of our underlying hotel property entities.  We believe Adjusted EBITDA provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures.
We define Hotel EBITDA as Total Revenues less Hotel Operating Expenses less Real Estate Taxes, Personal Property Taxes and Insurance Expense.  We believe that Hotel EBITDA provides investors with a useful financial measure to evaluate the Company’s hotel operating performance.
We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairment, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, adjustments for unconsolidated partnerships and joint ventures, and items classified by GAAP as extraordinary.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.  We believe that the presentation of FFO provides useful supplemental information to investors regarding our operating performance by excluding the effect of real estate depreciation and amortization, gains (losses) from sales of real estate, impairments of real estate assets, extraordinary items and the portion of items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance.  We believe that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders.  Our calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidelines.  Additionally, FFO may not be helpful when comparing us to non-REITs.

FFO, EBITDA and Adjusted EBITDA do not represent cash generated from operating activities under GAAP and should not be considered as alternatives to net income or loss, operating profit, cash flows from operations or any other operating performance measure prescribed by GAAP.  Although we present and use FFO, EBITDA and Adjusted EBITDA because we believe they are useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs that report similar measures, the use of these non-GAAP measures has certain limitations as analytical tools.  These non-GAAP financial measures are not measures of liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to fund capital expenditures, contractual commitments, working capital, service debt or make cash distributions.  These measures do not reflect cash expenditures for long-term assets and other items that we have incurred and will incur.  These non-GAAP financial measures may include funds that may not be available for management’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, and other commitments and uncertainties.  These non-GAAP financial measures as presented may not be comparable to non-GAAP financial measures as calculated by other real estate companies.  Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures.  For a reconciliation of net income (loss) to
EBITDA and Adjusted EBITDA for historical periods presented and our calculation of Hotel EBITDA, please refer to the Appendix in this presentation.
Prior to and in connection with Xenia’s separation from Inland American, the Company has and will effect certain reorganization transactions described in the Company’s registration statement on Form 10 (the “Reorganization Transactions”).  The hotels owned by the
Company from time to time and prior to the Reorganization Transactions are referred to herein as the “Prior Combined Portfolio.”  As of September 30, 2014, the Prior Combined Portfolio consisted of 46 premium full service, lifestyle and urban upscale hotels and a majority interest in two hotels under development (collectively, the “Xenia Portfolio”); one hotel being marketed for sale; and 52 suburban select service hotels (the “Suburban Select Service Portfolio”), classified as held for sale with the related results from operations reported as discontinued operations.  The Suburban Select Service Portfolio was sold to unaffiliated third party purchasers on November 17, 2014, and the hotel being marketed for sale was sold by Inland American to an unaffiliated third party on December 31, 2014.
Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect solely the Xenia Portfolio excluding the two hotels under development.
This presentation contains registered trademarks that are the exclusive property of their respective owners, which are companies other than Xenia, including but not limited to Marriott International, Inc., Hilton Worldwide Holdings Inc., Hyatt Hotels Corporation and
Starwood Hotels and Resorts Worldwide, Inc., or their respective parents, subsidiaries or affiliates. None of the owners of these trademarks, their respective parents, subsidiaries or affiliates or any of their respective officers, directors, members, managers, shareholders, owners, agents or employees, has any responsibility for the creation or contents of this presentation.
This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The tender offer referenced in the presentation will be made only pursuant to an offer to purchase, letter of transmittal and related materials that the Company intends to distribute to its stockholders and file with the SEC.  The full details of the tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will distribute to stockholders and file with the SEC upon commencement of the tender offer. Stockholders are urged to read the offer to purchase, the letter of transmittal and other related materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that the Company files with the SEC at the SEC's website at www.sec.gov or by calling the information agent for the contemplated tender offer, who will be identified in the materials filed with the SEC at the commencement of the tender offer.

Spin-Off Transaction Overview

SpinCo Name Xenia Hotels & Resorts, Inc. (“Xenia”)

Ticker / Exchange XHR / NYSE

Parent Company Inland American Real Estate Trust, Inc. (“Inland American” or “IA”)

$125 million

Tender Offer Price Range TBD / to be announced on first day of trading

21 business day tender period to commence on first day of trading

Distribution Ratio shares Inland American shareholders will receive 1 Xenia share for every 8 Inland American

% Retained by 5.0% (not subject to a contractual lock-up)

Inland American

Pro Forma Common 113,397,997

Shares Outstanding¹

Listing Date February 4, 2015

Financial Advisors Goldman, Sachs & Co. and Morgan Stanley

(1) Reflects common stock outstanding immediately following the distribution and prior to the tender.

Seasoned Management Team with Strong Governance

XENIA HOTELS & RESORTS

Seasoned executive management team with an average of 22 years of experience, along with a strong independent Board led by reputable REIT veteran

Marcel Verbaas President & CEO	▪ IA Lodging / Xenia CEO since 2007 ▪ Previously CIO of CNL Hotels & Resorts
Andrew J. Welch EVP & CFO	▪ Joined IA Lodging / Xenia as CFO in June 2014 ▪ Previously EVP & CFO of FelCor Lodging Trust (NYSE: FCH)
Barry A.N. Bloom, Ph.D. EVP & COO	▪ Joined IA Lodging / Xenia as COO in July 2013 ▪ Previously Co-Founder of Abacus Lodging Investors and EVP of CNL Hotels & Resorts
Philip A. Wade SVP & CIO	▪ Joined IA Lodging / Xenia as VP of Investments in 2007 ▪ Previously with The Procaccianti Group, CNL Hotels & Resorts and PKF Consulting
Jeffrey H. Donahue Chairman[1]	▪ Chairman of Health Care REIT (NYSE: HCN) since April 2014, director of HCN since 1997 ▪ Former EVP and CFO of The Rouse Company (NYSE: RSE)

(1) Jeffrey H. Donahue is a nominee to the board of Xenia.

4

Strong Independent Board

7 of 8 board members or nominees are independent with unique range of experiences across the real estate and travel / leisure industries, including significant public company experience

Marcel Verbaas (President & CEO)		■ IA Lodging / Xenia CEO since 2007 ■ Previously CIO of CNL Hotels & Resorts
Jeffrey H. Donahue (Chairman)*	■ Audit	■ Chairman of Health Care REIT (NYSE: HCN) since Apr 2014; director since 1997 ■ Former President and CEO of Enterprise Community Investment Inc. ■ Former EVP and CFO of The Rouse Company (NYSE: RSE)
Dennis D. Oklak*	■ Audit (Chair)	■ Chairman and CEO of Duke Realty Corporation (NYSE: DRE) since 2004; Chairman of the Board since 2005 ■ Practiced nine years of public accounting at Deloitte & Touche LLP prior to joining Duke Realty
Thomas M. Gartland*	■ Compensation (Chair)	■ Formerly President, North America for Avis Budget Group (NYSE: CAR) from Oct 2011 to Dec 2014; EVP of Sales, Marketing & Customer Care from Apr 2008 through Oct 2011 ■ Former President of JohnsonDiversey, Inc.'s North American Region
Mary E. McCormick*	■ Governance (Chair)	■ Senior Advisor with Almanac Realty Investors, LLC ■ Director at EastGroup Properties (NYSE: EGP) ■ Managed a nearly $6.0bn real estate investment portfolio for the Ohio Public Employees Retirement System
John H. Alschuler, Jr.*	■ Compensation ■ Governance	■ Lead independent director at SL Green (NYSE: SLG); director since 1997 ■ Chairman of HR&A Advisors Inc., a real estate, economic development and resiliency consulting firm
Keith E. Bass*	■ Compensation	■ President and CEO of WCI Communities (NYSE: WCIC); director since 2012 ■ Served as SVP of The Ryland Group; President of the South U.S. Region from 2008 to 2011
Beverly K. Goulet*	■ Audit ■ Governance	■ SVP and Chief Integration Officer of American Airlines Group Inc. (NASDAQ: AAL); Chief Restructuring Officer from 2011 to 2013; VP-Corp. Dev. and Treasurer from 2002 to 2013 ■ Practiced corporate and securities law for 13 years

Note: Board member nominees denoted with "".*

5

Timeline of Xenia Formation and Portfolio Evolution

XENIA HOTELS & RESORTS

Xenia established its platform in 2007 as Inland American Lodging Group and has been executing its current portfolio repositioning strategy since 2009, driving significant improvement in portfolio quality

Divested 89 non-core primarily legacy select service hotels for $1.4bn[1] (2009-2014)

Acquired 55 primarily full service hotels for $3.2bn (2007-2014)

2007:
- Marcel Verbaas (CEO) and Philip Wade (CIO) establish IA Lodging

2H 2009:
- Process of portfolio repositioning strategy begins

Jul. 2013:
- Barry Bloom (COO) joins IA Lodging

Jun. 2014:
- Andrew Welch (CFO) joins IA Lodging

Aug. 2014:
- IA Lodging renamed Xenia Hotels & Resorts
- Announced spin-off from Inland American

Nov. 2014:
- Closed sale of 52 Select Service assets to Northstar / Chatham for $1.1bn

2007 2008 2009 2010 2011 2012 2013 2014

Total IA Lodging	2007	2010	2014
RevPAR	$79	$78	$138[2]
# Hotels / Rooms	76 / 10,411	99 / 15,380	46 /12,636

% Xenia[3]

2007: Xenia 10% / IA 90%

2010: Xenia 32% / IA 68%

2014: Xenia 100%

Source: Inland American 10K

(1) Includes the sale of 52 select service assets to Northstar / Chatham which closed in November 2014.

(2) RevPAR for 2014 reflects 30-Sep-2014 YTD RevPAR.

(3) Calculated based on the number of rooms in the Xenia portfolio relative to Inland American's total lodging portfolio.

6

Overview of Xenia

46 Hotels, 12,636 Rooms

2 Hotels under development (150 Rooms)

76% of rooms comprised of Luxury and

Upper Upscale

National platform of high quality

assets focused on the Top 25 Markets1

and key leisure destinations in the U.S. 83% of Rooms Affiliated with

Marriott, Hilton, Hyatt or Starwood

Lorien Hotel & Spa

Invest primarily in premium full

service, lifestyle and urban upscale

assets $138 RevPAR, $177 ADR,

78.1% Occupancy2

Unique market and asset type

investment strategy drives growth

potential $921mm Annualized Revenue

$260mm Annualized Adj. EBITDA³

Internally managed by senior

management team with an average

of 26 years of lodging experience 4.3x Net Debt4 / Annualized Adj. EBITDA³

Hotel Monaco Chicago

(1) The Top 25 Markets are those defined by Smith Travel Research.

(2) Based on 30-Sep-2014 YTD.

(3) Based on 30-Sep-2014 YTD EBITDA annualized as described on page 26.

(4) Net Debt reflects Xenia’s 30-Sep-2014 debt balance adjusted as described on page 28 less $41mm of excess cash.

Differentiated Investment Strategy

Range of target segments enable investments that are well suited for specific markets

Premium Full

Service

Marriott Woodlands Waterway Hotel

Lifestyle

Andaz Savannah

Urban

Upscale

Hilton Garden Inn Chicago North

Shore / Evanston

Strong Fundamentals that Drive Outsized Growth in Top 25 Markets

XENIA HOTELS & RESORTS

Through 2016, the Top 25 Markets are expected to benefit from a more favorable supply / demand imbalance relative to the Seven Major Markets,[1] resulting in a more attractive RevPAR growth outlook

1 Strong Demand Growth…

Demand CAGR (2013-2016E)


3.5%
3.2%
Seven Major Markets
Top 25 Markets

2 …Limited New Supply Growth…

Supply CAGR (2013-2016E)


2.2%
1.7%
Seven Major Markets
Top 25 Markets

3 …Yields a Superior Supply / Demand Imbalance…

Demand CAGR minus Supply CAGR (2013-2016E)


124 bps
156 bps
Seven Major Markets
Top 25 Markets

4 …Driving Higher Projected RevPAR Growth

RevPAR CAGR (2013-2016E)


6.9%
7.2%
Seven Major Markets
Top 25 Markets

Source: PKF Hospitality Research, LLC, "Hotel Horizons, Econometric Forecasts of U.S. Lodging Markets, National Edition, December 2014 - February 2015 Edition"

(1) The "Seven Major Markets" is defined as the markets in and around New York City, New York; Chicago, Illinois; Washington, DC; San Francisco / San Mateo, California; San Diego, California; Boston, Massachusetts; and Los Angeles / Long Beach, California, which represent the seven largest markets based on number of owned hotel rooms among all other publically-traded U.S. hotel REITs included in the FTSE NAREIT US Real Estate Index.

9

Recent Acquisitions In-Line with Investment Strategy

XENIA HOTELS & RESORTS

$1.7 billion of acquisitions since 2012, targeting the Top 25 Markets and key leisure destinations in the U.S.

Date	Property	State	# Rooms	Purchase Price ($mm)	Top 25 / Key Leisure Dest.
Feb 2014	Aston Waikiki Beach Hotel	HI	645	$183.0	✓
Nov 2013	Hyatt Key West Resort & Spa	FL	118	76.0	✓
Nov 2013	Hotel Monaco Portfolio[1]	CO, IL, UT	605	189.0	✓
Oct 2013	Lorien Hotel & Spa	VA	107	45.3	✓
Oct 2013	Loews New Orleans Hotel	LA	285	74.5	✓
Sep 2013	Hyatt Regency Santa Clara	CA	501	99.0	
Sep 2013	Andaz Portfolio[2]	CA, GA	292	115.0	✓
Aug 2013	Westin Houston Galleria & Oaks[3]	TX	893	220.0	✓
Apr 2013	Residence Inn Denver City Center	CO	228	80.0	✓
Mar 2013	Andaz San Diego	CA	159	53.0	✓
Aug 2012 – Feb 2013	Bohemian Portfolio[4]	FL, GA	437	154.0	✓
Mar 2012	Marriott/Renaissance Portfolio[5]	GA, KY, TX	1,422	262.5	
Mar 2012	Hilton St. Louis Downtown at the Arch	MO	195	22.6	✓
Mar 2012	Marriott San Francisco Airport	CA	685	108.0	✓
22 Assets Acquired Since 2012			**6,572**	**$1,681.9**	



Residence Inn Denver City Center



Hyatt Key West Resort & Spa



Loews New Orleans Hotel

(1) Hotel Monaco Portfolio includes hotels operating under Kimpton's Monaco flag in Chicago, Denver and Salt Lake City.
(2) Andaz Portfolio includes hotels operating under Hyatt's Andaz flag in Napa and Savannah.
(3) Westin Galleria Houston and Westin Oaks Houston at the Galleria were purchased in a portfolio transaction.
(4) Bohemian Portfolio includes hotels operating under the Autograph Collection by Marriott in Celebration, Savannah and the Grand Bohemian Hotel in Orlando.
(5) Marriott/Renaissance Portfolio includes hotels operating under the Marriott flag in Lexington and the Renaissance flag in Atlanta and Austin.

10

Track Record of Targeted Growth

Portfolio RevPAR has grown over 30% since 2011, driven by high quality acquisitions and organic growth

Number of Hotels Occupancy¹

45 46 75.2% 78.1%

31 71.1% 71.5%

24

2011 2012 2013 9M Ended 2011 2012 2013 9M Ended

9/30/14 9/30/14

Average Daily Rate¹ RevPAR¹

$ 176.91

$ 167.20 $ 138.24

$ 147.71 $ 151.84 $ 125.73

$ 104.99 $ 108.54

2011 2012 2013 9M Ended 2011 2012 2013 9M Ended

9/30/14 9/30/14

Note: Includes only hotels in the Xenia Portfolio as of the end of the applicable period. Includes full-year (or full period) data for any hotel acquired during the applicable period.

(1) For only those hotels operated by Marriott, our historical annual operating results represented here from 2011 to 2013 include a 52-53 week fiscal calendar used by Marriott at that time.

Portfolio Overview

High quality, predominantly luxury and upper upscale portfolio affiliated with leading brands and a diversified group of property managers

Chain Scale

Upper

Midscale

2% Upscale Luxury

22% 10%

Upper

Upscale

66%

Brand Family Property Managers1

4%

5%

Sage

2% 4% Other

15%

Marriott

6% Fairmont 32%

4%

46% Davidson

5%

7%

Urgo

5% Hyatt

14%

14% Aston Hilton

5% 9%

Starwood

16% 7%

Note: Categories by number of rooms. Totals may not equal 100% due to rounding.

(1) Other managers include: Kessler, Concord, Kimpton, Interstate, Loews and White Lodging.

Portfolio Overview (cont.)

XENIA HOTELS & RESORTS

National footprint in 31 markets with a focused presence in key growth states such as California and Texas


Aston Waikiki Beach Hotel


Marriott San Francisco Airport


Hyatt Regency Orange County


WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
HI
Operating Hotels
Hotels Under Development


Hilton Garden Inn Washington DC


Renaissance Atlanta Waverly


Renaissance Austin


Hyatt Regency Santa Clara


Westin Houston Galleria & Oaks


Marriott Woodlands Waterway Hotel


Fairmont Dallas

13

Segment Snapshot: Premium Full Service Assets

Westin Houston Galleria & Oaks:

— Acquired in 2013 from private equity sponsor

— Benefits from connection to and relationship with The Galleria shopping mall

— The Galleria is Houston’s second largest office submarket with diverse demand generators

— Flexibility to terminate brand and/or management at will

Westin Houston Galleria & Oaks

Aston Waikiki Beach Hotel:

— Acquired in 2014 from private equity sponsor

— Beachfront location situated on the more scenic southeast end of Waikiki

— All rooms refreshed in 2013

— Flexibility to terminate brand and/or management at will

Aston Waikiki Beach Hotel

Marriott San Francisco Airport:

— Acquired from large hotel REIT in 2012

— Currently undergoing significant guest room renovation and bathroom conversion

— In partnership with Marriott, launched the first “M Club Lounge” in the Marriott system

— Recent amendment to long-term management agreement will enhance cash flow

Marriott San Francisco Airport

Segment Snapshot: Lifestyle Assets

Hotel Monaco Denver:

— Acquired from institutional investor in 2013

— Boutique Kimpton-branded hotel in the heart of downtown Denver

— Benefits from diverse demand drivers in the Denver market

Hotel Monaco Denver

Grand Bohemian Hotel Orlando:

— Acquired from private investor / entrepreneur in 2012

— One of five Kessler-managed boutique hotels located in destination and upscale markets

— Benefits from affiliation with Kessler brand as well as Marriott Autograph Collection affiliation

Grand Bohemian Hotel Orlando

Andaz Napa:

— Acquired from branded hotel company in 2013

— Boutique hotel located in the heart of downtown Napa

— Unique environment and setting differentiates hotel from competition

Andaz Napa

Segment Snapshot: Urban Upscale Assets

Hilton Garden Inn Washington DC:

— Acquired in a portfolio acquisition from hotel investment fund in 2008

— Walking distance to the White House, National Mall and government/corporate demand generators

— Recently renovated lobby and guest rooms

Residence Inn Denver City Center:

— Acquired from management company sponsor in 2013

— Modern, high-rise urban upscale hotel in the heart of downtown Denver

Mixed-use commercial building with two leased retail outlets and significant commercial parking operation

Residence Inn Boston Cambridge:

— Acquired in a portfolio acquisition from hotel investment fund in 2008

— Only extended-stay hotel in Cambridge market

— Significant business is generated from blue chip pharmaceutical and biotechnology companies in the immediate area

Hilton Garden Inn Washington DC Residence Inn Denver City Center Residence Inn Boston Cambridge

Asset Management Platform with Uniquely Integrated Capabilities

Integrated platform with multiple strategies for driving growth within existing portfolio and strong track record of reinvestment ($209mm invested since 2008)

Revenue enhancement

Cost containment

Frequent interaction with management companies

Integrated with asset management team to identify and execute new opportunities at attractive costs Development expertise

Existing platform provides capacity to grow portfolio

Same in-place asset and project management team that managed over 100 hotels for Inland American

Constantly review opportunities to accretively invest and recycle capital Maintain quality, increase long-term value, generate attractive returns

Integrated Platform

Low Leverage Relative to Peers

Xenia’s balance sheet is among the lowest leveraged of the lodging REITs, enabling capacity for growth

Net Debt + Preferred Equity / 2014E EBITDA¹

9.7 x

9.1 x

2.4 x 1.2 x

6.7 x

1.2 x 5.6 x

0.4 x 5.3 x 4.9 x Peer Net Debt + Pref Leverage Median: 5.1 x

4.4 x 4.3 x³

7.9 x 1.8 x 0.9 x 0.4 x

7.2 x 7.2 x 3.3 x

0.5 x

5.5 x 5.3 x

4.0 x 4.1 x 4.3 x 4.2 x

3.5 x 3.5 x

2.8 x

2.3 x

FCH AHT AHP HT BEE PEB CHSP SHO Xenia² DRH RLJ LHO HST

Net Debt Preferred Stock Peer Median

Source: Company Financials, IBES estimates

(1) Peer 2014E EBITDA based on consensus IBES estimates. Xenia 2014E EBITDA based on 30-Sep-2014 YTD EBITDA annualized as described on page 26. (2) Net Debt reflects Xenia’s 30-Sep-2014 debt balance adjusted as described on page 28 less $41mm of excess cash.

(3) Inclusive of $125K of preferred equity.

Staggered Debt Maturity Profile

Manageable near-term debt maturities with significant embedded equity value and opportunity to reduce cost of capital

PF Debt¹ $1,169mm PF Net Debt² / PF Adj. EBITDA³ 4.3x Fixed / Floating 53.3% / 46.7% Wtd. Avg. Interest Rate 4.04%

# Unencumbered Assets 19

Fixed Floating

$ 324

$ 56

$ 455 $ 17

$ 234 $ 438

$ 199 $ 100 $ 28

$ 35 $ 73

2015 2016 2017 2018 Thereafter

WA Fixed Rate 5.45% 5.35% 5.18% 6.46% 3.85%

Maturing Debt

WA Floating Rate NA NA 2.66% 2.44% 2.61%

Maturing Debt

# Mortgages 1 5 7 3 12 Maturing

Note: Assumes all extension options exercised.

(1) All figures reflect Xenia’s 30-Sep-2014 debt balance adjusted as described on page 28. (2) Reflects $41mm of excess cash.

(3) Based on 30-Sep-2014 YTD EBITDA annualized as described on page 26.

Strong Year-over-Year Same Store Growth

Strong year-over-year performance on a same store basis as a result of aggressive asset management, reinvestment and a strong operating environment

Total Revenue Hotel EBITDA1

$ 861 $ 921 $ 691

12M Ended 2013 YTD 9M 2014 Annualized 9M 2014

$ 289 $ 262 $ 217

12M Ended 2013 YTD 9M 2014 Annualized 9M 2014

Adjusted EBITDA2

$ 234 $ 260 $ 195

12M Ended 2013 YTD 9M 2014 Annualized 9M 2014

Note: All values presented on a same store basis.

(1) Hotel EBITDA reflects Total Revenues less Total Hotel Operating Expenses less Real Estate Taxes, Personal Property Taxes and Insurance as described on page 27. (2) Based on 30-Sep-2014 YTD EBITDA annualized as described on page 26.

Xenia 2015E Forward Guidance

Preliminary 2015E Guidance Range Low End High End

RevPAR Growth 5.0% 7.5%

Adjusted EBITDA¹ $275mm $295mm

FFO $212mm $232mm

Note: The 2015 information included on this page constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may vary materially from the information contained in these forward-looking statements based on a number of factors. Please refer to “Forward-Looking Statements; Non-GAAP Financial Measures” earlier in this presentation for additional information.

(1) 2015E Adjusted EBITDA excludes one-time G&A costs associated with the Spin-off including new public company costs and expense reimbursements to Inland American. Additional adjustments are in a manner consistent with the historical reconciliation found on page 26.

Overview of Dividend Policy

XENIA
HOTELS & RESORTS

Dividend yield expected to be in-line or above our peer group, while maintaining an appropriate AFFO payout ratio

Xenia Dividend Sensitivity Analysis

EBITDA Multiple (Forward)		13.0 x	13.5 x	14.0 x	14.5 x	15.0 x
2015E EBITDA[1]		$ 285	$ 285	$ 285	$ 285	$ 285
Total Enterprise Value		$ 3,705	$ 3,848	$ 3,990	$ 4,133	$ 4,275
Less: Mortgage Debt[2]		(1,169)	(1,169)	(1,169)	(1,169)	(1,169)
Plus: Excess Cash[3]		41	41	41	41	41
Equity Market Capitalization		$ 2,577	$ 2,720	$ 2,862	$ 3,005	$ 3,147
Common Stock Outstanding[4]		113.4	113.4	113.4	113.4	113.4
Implied Share Price		$ 22.73	$ 23.98	$ 25.24	$ 26.50	$ 27.75
Annual Dividend / Yield	**$ 0.92**	**4.0 %**	**3.8 %**	**3.6 %**	**3.5 %**	**3.3 %**

AFFO Payout Ratio[5]


72.7%
64.9%
64.0%
62.2%
59.4%
57.7%
53.3%
51.9%
45.8%
20.8%
15.4%
14.2%
0.0%
Peer Median: 52.6%
AHT
LHO
HST
HT
Xenia6
CHSP
RLJ
DRH
PEB
SHO
FCH
AHP
BEE

Dividend Yield


4.6%
4.0%
3.6%
3.6%
3.4%
3.4%
3.2%
2.7%
1.9%
1.2%
1.1%
0.8%
0.0%
Peer Median: 2.9%
AHT
HT
Xenia
LHO
RLJ
HST
CHSP
DRH
PEB
AHP
SHO
FCH
BEE

Sources: Company Financials, Bloomberg, SNL Financial
Note: Peer data reflects a 20-Jan-2015 pricing date.
Note: The 2015 information included on this page constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may vary materially from the information contained in these forward-looking statements based on a number of factors. Please refer to "Forward-Looking Statements; Non-GAAP Financial Measures" earlier in this presentation for additional information.

(1) *Reflects midpoint of 2015E Adjusted EBITDA guidance range. Excludes one-time G&A costs associated with the Spin-off including new public company costs and expense reimbursements to Inland American. Additional adjustments are in a manner consistent with the historical reconciliation found on page 26.*
(2) *Reflects Xenia's 30-Sep-2014 debt balance adjusted as described on page 28.*
(3) *Does not include $125mm of cash reserved to fund the tender.*
(4) *Reflects common stock outstanding immediately following the distribution and prior to the tender.*
(5) *AFFO payout ratio calculated using most recent annualized dividend divided by SNL Financial median 2015E AFFO.*
(6) *Xenia AFFO payout ratio reflects midpoint of 2015E FFO guidance less a 5% FF&E reserve based on annualized 2014E revenue.*

22

Strong Corporate Governance Structure

Expect 7 of the 8 members of our board immediately following our separation from Inland American to satisfy listing standards for independence of the NYSE

Independent Board Chairman

Non-staggered board with each director subject to re-election annually

No Inland American board representation

Transition Services Agreement with Inland American covering limited services for an estimated cost of $500K to $800K

Key Investment Highlights

Xenia is a leading hospitality company with meaningful growth potential and a successful track record of executing its unique strategy across its targeted segments

Differentiated investment strategy supported by positive industry dynamics

High quality portfolio operated under premium brands

Integrated asset and project management platform

Strong and flexible balance sheet with capacity for growth

Experienced management team and board with proven track record

Appendix

Annualized Adjusted EBITDA Reconciliation

9M Ended 12M Ended 09/30/2014 12/31/2013

Net income (loss) attributable to the Company $37.5 $14.2

Interest expense 38.8 51.9 Equity in interest expense of joint venture — Income tax expense (benefit) 5.8 3.0 D&A related to investment properties 106.9 139.7

D&A related to investment in unconsolidated entities —

EBITDA $188.9 $208.9

Impairment of investment properties—21.0 Impairment of investment properties reflected in disc. ops. — Impairment of investment in unconsolidated entities — (Gain) loss on sale of property — (Gain) loss on extinguishment of debt—1.0 (Gain) loss from sale of investment in unconsolidated entities — Acquisition and pursuit costs — Amortization of share-based compensation expense 3.5 2.9 Other expenses 2.9—

Adjusted EBITDA $195.3 $233.9

(x) Annualized adjustment 4/3

Annualized Adjusted EBITDA $260.4

Annualized Hotel EBITDA Calculation

9M Ended 12M Ended 09/30/2014 12/31/2013

Total Revenues $691.1 $861.1

(Less): Total hotel operating expenses (443.9) (563.7) (Less): Real estate taxes, personal property taxes and insurance (30.1) (35.5)

Hotel EBITDA $217.1 $261.9

(x) Annualized adjustment 4/3

Annualized Hotel EBITDA $289.4

Pro Forma Debt Balance Reconciliation

30-Sep-2014 Total Debt Balance $1,337.6

(Less): Non-cash capital contribution to settle Xenia’s allocated portion of IA’s unsecured credit facility (86.8) Plus: Net mortgage premium / (discount) amortization, additions and write-offs 1.9

30-Sep-2014 Mortgage Debt Balance $1,252.7

(Less): Subsequent Events – Mortgage Repayments

Hampton Inn & Suites Baltimore Inner Harbor (9.0) Homewood Suites by Hilton Houston Near the Galleria (14.6) Marriott Chicago at Medical District / UIC (8.3) Marriott Napa Valley Hotel & Spa (38.8) Courtyard Kansas City Country Club Plaza (12.7) Hilton St. Louis Downtown at the Arch (14.7)

Subtotal $(98.1)

Plus: Subsequent events – mortgage refinancing proceeds 40.5

Debt Balance Adjusted for Subsequent Events $1,195.1

(Less): Pro forma expected mortgage repayment on or before 3/31/2015 (26.3)

Pro Forma Debt Balance $1,168.8